UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2003

STRATOS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-30869 (Commission File Number)	36-4360035 (I.R.S. Employer Identification Number)

7444 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (708) 867-9600

Not Applicable
(Former name or former address, if changed since last report)

     This Form 8-K/A is being filed to amend the Form 8-K filed November 12, 2003 by Stratos International, Inc. to include the financial statements and pro forma financial information referred to in Item 7 below relating to the Merger (as defined below).

     Stratos hereby amends Item 7 to the Form 8-K to include the previously omitted information.

     Effective November 6, 2003, pursuant to the Agreement and Plan of Merger, dated as of July 2, 2003, as amended (the “Merger Agreement”), among Stratos Lightwave, Inc. (now known as Stratos International, Inc. (“Stratos”), Sleeping Bear Merger Corp. (“Sub”) and Sterling Holding Company (“Sterling”), Stratos and Sterling combined their operations by merging Sub with and into Sterling (the “Merger”), with Sterling surviving the merger as a wholly owned subsidiary of Stratos. Upon the completion of the merger, each share of Sterling common stock and Sterling preferred stock was converted into the right to receive approximately 0.828 of a share of Stratos common stock and approximately 0.007 of a share of Stratos preferred stock. The Merger Agreement and the transactions contemplated thereby were adopted and approved at the annual meeting of the shareholders of Stratos and a special meeting of the shareholders of Sterling, each such meeting held on November 6, 2003.

     The issuance of Stratos common stock and preferred stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Stratos’ registration statement on Form S-4, as amended (File No. 333-108213) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on September 29, 2003. The Joint Proxy Statement/Prospectus of Stratos and Sterling included in the Registration Statement contains additional information about the transaction. The Stratos common stock has been approved for listing on the Nasdaq National Market and will trade under the ticker symbol “STLW.” The description of Stratos common stock and Stratos preferred stock contained under the caption “Description of Stratos Capital Stock” in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 7 (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Stratos incorporates herein by reference the following financial statements and related materials from Annex L to the Registration Statement:

•	Independent Auditors’ Report

•	Sterling Holding Company and Subsidiaries Consolidated Balance Sheets as of December 31, 2002 and 2001

•	Sterling Holding Company and Subsidiaries Consolidated Statements of Income for the Years Ended December 31, 2002, 2001 and 2000

•	Sterling Holding Company and Subsidiaries Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2002, 2001 and 2000

•	Sterling Holding Company and Subsidiaries Consolidated Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000

•	Sterling Holding Company and Subsidiaries Notes to Consolidated Financial Statements December 31, 2002 and 2001

Quarterly Information:

•	Sterling Holding Company and Subsidiaries Unaudited Condensed Consolidated Balance Sheet as of July 31, 2003

•	Sterling Holding Company and Subsidiaries Unaudited Condensed Consolidated Income Statement for the Seven Months Ended July 31, 2003 and 2002 and for the Three Months Ended July 31, 2003 and 2002 • Sterling Holding Company and Subsidiaries Unaudited Condensed Consolidated Statements of Cash Flow for the Seven Months Ended July 31, 2003 and 2002

•	Notes to Unaudited Condensed Consolidated Financial Statements July 31, 2003 and 2002

ITEM 7(b) PRO FORMA FINANCIAL INFORMATION. Stratos incorporates herein by reference the following Pro Forma Financial Data Relating to the Merger contained in Chapter Two of the Registration Statement:

•	Stratos and Sterling Unaudited Pro Forma Condensed Consolidated Financial Statements

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended April 30, 2003 (in thousands, except per share amounts)

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Three Months Ended July 31, 2003 (in thousands, except per share amounts)

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2003 (in thousands)

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (in thousands, except share amounts)

ITEM 7(c). EXHIBITS.

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 2, 2003, as amended as of August 19, 2003 and October 31, 2003, among Stratos Lightwave, Inc., Sleeping Bear Merger Corp. and Sterling Holding Company (incorporated by reference to Exhibit 2.1 to the Form 8-K of Stratos, filed November 12, 2003)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATOS INTERNATIONAL, INC

	By:	/s/ James W. McGinley

Name: James W. McGinley Title: President and Chief Executive Officer

Date: January 12, 2004

EXHIBIT INDEX

     The following exhibits are filed herewith.

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 2, 2003, as amended as of August 19, 2003 and October 31, 2003, among Stratos Lightwave, Inc., Sleeping Bear Merger Corp. and Sterling Holding Company (incorporated by reference to Exhibit 2.1 to the Form 8-K of Stratos, filed November 12, 2003)